                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        WEITZ PARTNERS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              WEITZ PARTNERS, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 1997

Dear Shareholder:

    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Weitz Partners, Inc. (the "Company") will be held on Monday, June 2, 1997 at 4:30 p.m., at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. The purpose of the Meeting is to consider and vote upon the following matters:

Proposal 1.  To elect six members of the Board of Directors of the Company;

Proposal 2.  To ratify the selection of McGladrey & Pullen, LLP as independent auditor for the Company;

Proposal 3.  To amend the Bylaws of the Company to conform the requirements therein relating to election of the Board of Directors by the shareholders to the requirements of the Investment Company Act of 1940;

Proposal 4.  To amend Partners Value Fund's fundamental investment restrictions to eliminate the restriction which prohibits the portfolio's use of certain investment techniques such as short sales and put and call options.

Proposal 5.  To amend Partners Value Fund's fundamental investment restrictions to eliminate the restriction relating to investing in the securities of other investment companies.

The Company will also consider and act upon any matters incidental to the foregoing and transact such other business as may properly come before the Meeting.

    The close of business on April 14, 1997 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

    All shareholders are cordially invited to attend the Meeting in person. PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE ABLE TO ATTEND THE MEETING.

                                           By Order of the Board of Directors

                                           Mary K. Beerling
                                           Vice President and Secretary
May 2, 1997

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return the enclosed proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated. For example:

REGISTRATION                                             VALID SIGNATURE
-------------------------------------------------------  ---------------------------
CORPORATE ACCOUNTS
  (1) ABC Corp ........................................  John Doe, Treasurer
  (2) ABC Corp.
       c/o John Doe ...................................  John Doe, Treasurer
  (3) ABC Corp. Profit Sharing Plan ...................  John Doe, Trustee
TRUST ACCOUNTS
  (1) ABC Trust .......................................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
       u/t/d 12/28/78 .................................  Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.
       f/b/o
       John B. Smith, Jr., UGMA .......................  John B. Smith
                                                         John B. Smith, Jr.,
  (2) John B. Smith ...................................  Executor

                              WEITZ PARTNERS, INC.
                               ONE PACIFIC PLACE
                        1125 SOUTH 103 STREET, SUITE 600
                           OMAHA, NEBRASKA 68124-6008
                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 1997
                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Weitz Partners, Inc. (the "Company") to be used at the Special Meeting of Shareholders to be held on Monday, June 2, 1997 at The Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. All persons who are shareholders of the Company as of April 14 , 1997, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Company knows of no other business to be voted upon at the Meeting other than Proposals 1 through 5 set forth in the accompanying Notice of Meeting of Shareholders (the "Notice"). Each Proposal is more fully described in the Proxy Statement. The mailing address of the principal executive offices of the Company is: 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008. Proxies should be returned to Service Data Corporation, 2424 South 130 Circle, Omaha, Nebraska 68144-9823. The approximate date on which this Proxy Statement and Proxy are first sent to shareholders of the Company is May 2, 1997.

    Only shareholders of record of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised, either by personal attendance at the Meeting, the execution of a new proxy, or by written notice received by the Company prior to the Meeting.

    On the Record Date, there were [insert number of shares outstanding] of the Company's voting stock outstanding in the Company's only series, Partners Value Fund. Each shareholder is entitled to one vote for each full share owned (with proportionate voting for fractional shares) on each matter presented for the approval of such shareholder at the Meeting. Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Company: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if all vote, and the votes are evenly divided, the vote will be cast proportionately. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

    Cumulative voting is authorized with respect only to the election of Directors of the Company. Cumulative voting provides a method of voting for Directors pursuant to which a shareholder's total number of votes eligible to be cast is determined by multiplying the number of Directors to be elected (in this case six) by the number of shares held by the shareholder. The shareholder is then entitled to either (a) cast the aggregate number of eligible votes for a single individual candidate or (b) allocate the aggregate number of eligible votes among the candidates in the sole discretion of the shareholder.

    In the event that proxies and shares represented in person at the Meeting are not sufficient to approve or ratify the proposals described herein, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies anticipate that they will vote in favor of such adjournments.

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING (800) 232-4161 OR
(402) 391-1980. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    The persons named below are nominees for election as directors to hold office until the next meeting of shareholders at which directors are elected or until a successor has been elected and qualified. Each person listed is presently a director of the Company except for Lorraine Chang who has been nominated by the Board of Directors to fill a current vacancy on the Board. Each of the persons listed below has consented to being named in this Proxy Statement and has indicated a willingness to serve as a director if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a director nominee.

 Name, Age and Position
    with the Company      Principal Occupation                 Director Since
------------------------  -----------------------------------  ---------------------
Wallace R. Weitz *        President, Treasurer, Director of    Inception (December,
Age 48                    the Company's Adviser, Wallace R.    1993)
Director, Treasurer and   Weitz & Company since 1983;
President                 President and Director of the
                          Company's Distributor since 1986;
                          President, Treasurer and Director
                          of Weitz Series Fund, Inc., a
                          registered investment company since
                          1988; account executive and
                          financial analyst for Chiles,
                          Heider & Co., Inc. (1973-1983) and
                          G.A. Saxton & Co., Inc.
                          (1970-1973); Chartered Financial
                          Analyst; 1970 graduate Carleton
                          College with degree in economics

John W. Hancock           Partner, Hancock & Dana (certified   Inception (December,
age 49                    public accountants) since its        1993)
Director                  inception in 1985; Director, Weitz
                          Series Fund, Inc. since 1988; Vice
                          President, Wallace R. Weitz &
                          Company (July, 1988-December,
                          1988); Senior Tax Manager, Peat,
                          Marwick, Mitchell & Co., Omaha, NE
                          (1978-1985)

 Name, Age and Position
    with the Company      Principal Occupation                 Director Since
------------------------  -----------------------------------  ---------------------
Richard D. Holland        Retired; Director, Weitz Series      June, 1995
Age 76                    Fund, Inc. since 1995; Vice
Director                  Chairman, Rollheiser, Holland &
                          Kahler (advertising)(1979-1984);
                          President, Holland, Dreves & Reilly
                          (advertising)(1954-1979)

Thomas R. Pansing, Jr.*   Partner, Gaines Mullen Pansing &     Inception (December,
Age 52                    Hogan; Director, Weitz Series Fund,  1993)
Director                  Inc. since 1988

Delmer L. Toebben         President, Curzon Advertising &      July, 1996
Age 66                    Display, Inc. since 1977; Director,
Director                  Weitz Series Fund, Inc. since 1996

Lorraine Chang            Independent Consultant               N/A
Age 46                    (organizational change strategies-
Director                  government and non-profit
                          organizations) since 1995;
                          Associate Assistant Secretary,
                          United States Department of Labor
                          (1993-1995); General Manager, Union
                          Pacific Railroad (1987-1993); Law
                          Department, Union Pacific Railroad
                          (1980-1987); United States
                          Environmental Protection Agency
                          (1976-1980)

---------------------
*Mr. Weitz is considered an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of Wallace R. Weitz & Company, the investment adviser to the Company (the "Adviser"). Mr. Pansing is considered an "interested person" of the Company because he has, from time to time, provided certain legal services to the Company and the Adviser.

    During the fiscal year ended December 31, 1996, the Company's Board of Directors held four meetings. All incumbent Directors of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

    The Board of Directors has an Audit Committee comprised of two members, John Hancock and Richard Holland, both of whom are independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the Company's independent auditors to review, as appropriate, such matters as the scope of the audit, the services provided, the findings of the most recent audit and any accounting or management issues that might arise during the course of the audit.

    The Board of Directors has a Nominating Committee whose members currently are John Hancock, Richard Holland and Wallace Weitz. The Nominating Committee, which functions only in an advisory capacity, reviews and recommends to the full Board candidates for election to fill vacancies on the Company's Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendation to the Secretary of the Company. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee held no formal meetings.

    As of the Record Date, the foregoing director nominees individually and the
officers of the Company as a whole owned beneficially    % of the outstanding
shares of the Company.

                               COMPENSATION TABLE

    The following table sets forth information regarding all compensation paid by the Company to its Directors for their services as Directors during the fiscal year ended December 31, 1996. The Company has no pension or retirement plans for its Directors.

                                                              TOTAL COMPENSATION
                                            AGGREGATE          FROM COMPANY AND
               NAME OF                  COMPENSATION FROM   WEITZ SERIES FUND, INC.
           PERSON, POSITION                THE COMPANY         PAID TO DIRECTORS
--------------------------------------  -----------------   -----------------------
Carroll E. Fredrickson, Director (1)         $  996                 $3,400
John W. Hancock, Director                     1,394                  5,600
Richard D. Holland, Director                  1,294                  4,800
Thomas R. Pansing, Jr., Director              1,296                  5,200
Delmer L. Toebben, Director (2)                 600                  3,000
Wallace R. Weitz, Director (3)                    0                      0

---------------------
(1) Mr. Fredrickson resigned his position as a member of the Board of Directors effective July 29, 1996.
(2) Mr. Toebben became a member of the Board of Directors July 24, 1996.
(3) As a director who is also an officer of the Investment Adviser, Mr. Weitz received no compensation for his service as a director.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

    At a meeting held on February 10, 1997, the Board of Directors, including a majority of the independent directors selected McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. The Company has been advised by its independent accountants that they have no direct or material indirect financial interest in the Company. Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

           PROPOSAL 3. AMENDMENT TO SECTION 3.04 OF COMPANY'S BYLAWS

    Section 3.04 of the Company's Bylaws currently provides that "[i]f at any time after the first meeting of stockholders of the corporation more than one-third of the directors in office shall consist of directors elected by the Board of Directors, a meeting of the stockholders shall be called forthwith for the purpose of electing the entire Board of Directors . . . ." Section 3.04 also provides that the section "may be altered, amended or repealed only upon the affirmative vote of the holders of a majority of all the shares of the common stock of the corporation at the time outstanding and entitled to vote."

The Board of Directors of the Company has proposed that the shareholders of the Company vote to amend Section 3.04 to conform to the provisions of the Investment Company Act of 1940 (the "1940 Act") concerning election of directors by shareholders which provides that while directors of registered investment companies must be elected by shareholders, vacancies occuring between shareholder meetings may be filled "in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the holders of the outstanding voting securities of the company . . . ." The 1940 Act also provides that if at any time less than a majority of the directors were elected by the shareholders, a shareholder meeting shall be called as promptly as possible and in any event within 60 days to fill any existing vacancies on the board. In order to more closely conform Section 3.04 of the Bylaws to the provisions of the 1940 Act, the Board of Directors recommends that shareholders approve the following amendment to such section:

    The Board of Directors shall be elected by the holders of the outstanding voting securities of the corporation; provided, however, that vacancies occuring between shareholder meetings may be filled in accordance with the provisions of Section 16(a) of the Investment Company Act of 1940.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS.

 PROPOSALS 4 AND 5. APPROVAL OF CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR PARTNERS VALUE FUND

PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION OF PARTNERS VALUE FUND RESTRICTING THE PORTFOLIO FROM USING CERTAIN INVESTMENT TECHNIQUES SUCH AS SHORT SALES AND PUTS AND CALLS

    The Company's Board of Directors has proposed that the fundamental investment restriction of Partners Value Fund prohibiting the use of certain investment techniques such as short sales and puts and calls be eliminated.

    The current fundamental investment restriction provides:

    Partners Value Fund

    "may not make short sales of securities or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options..."

If the proposal of the Board of Directors is approved, this investment restriction would be eliminated for Partners Value Fund. The current investment restriction, although formerly required by certain states, is not required by applicable law to be fundamental. The purpose of the proposal is to allow Partners Value Fund to utilize short sales, put and call options and related investment techniques such as straddles, spreads or combinations thereof in certain circumstances in an effort to reduce some of the risks associated with certain investments, thus providing greater flexibility in pursuing its investment objectives.

    Short sales involve the sale of a security that Partners Value Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the portfolio engages in short sales, the portfolio will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the portfolio would suffer a loss when it purchases the security sold short. It is also proposed in connection with the approval of this proposal that Partners Value Fund would be eligible to engage in short sales "against the box". A short sale "against the box" is a form of short sale in which the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box". In the event the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELIMINATE PARTNERS VALUE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING SHORT SALES AND PURCHASE OF PUT AND CALL OPTIONS.

PROPOSAL TO ELIMINATE THE RESTRICTION OF PARTNERS VALUE FUND RELATING TO INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

    The Company's Board of Directors has proposed that the fundamental investment restriction of Partners Value Fund relating to the portfolio's investment in the securities of other investment companies be eliminated. The current policy is not required by applicable law to be fundamental. The purpose of the proposed change is to provide the portfolio greater flexibility in pursuing its investment objectives and in responding to regulatory and market developments. The proposed change would permit the portfolio to invest in the securities of other investment companies to the extent permitted by the 1940 Act without further shareholder approval.

    The current fundamental investment restriction provides:

    Partners Value Fund

    "may not purchase the securities of any other investment companies, except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940, and only in a registered investment company described as a money market fund and where immediately after such purchase or acquisition (i) not more than 3% of the total outstanding stock of such issuer is owned by the Fund and all affiliated persons of the Fund, (ii) no issuer of a security acquired by the Fund pursuant to this restriction is obligated to redeem such security in an amount exceeding 1% of the issuer's total outstanding securities during any period of less than 30 days, and (iii) the purchase of such securities does not exceed 10% of the total assets of the Fund."

    Under the 1940 Act the Company is subject to various restrictions on purchasing the securities of investment companies. Such restrictions allow the Company to invest any or all of its assets in other investment companies, provided that the Company and all of its affiliates, immediately after a purchase, do not own more than 3% of the total outstanding stock of the other investment company. Under this restriction, the rate at which the Company could redeem its investment in the other investment companies in which it invests might, under certain circumstances, also be restricted. In addition, the 1940 Act provides, with respect to closed-end investment companies, that the Company, together with all other mutual funds and other clients advised by Wallace R. Weitz & Company, would be limited to owning no more than 10% of the total voting stock of any closed-end company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELIMINATE PARTNERS VALUE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTMENT IN THE SECURITIES OF INVESTMENT COMPANIES.

                    OTHER EXECUTIVE OFFICERS OF THE COMPANY

    Information about Wallace R. Weitz, President of the Company, is set forth above in the table relating to the directors of the Company. The following table sets forth certain information with respect to the other executive officers of the Company:

 Name, Age and Position
    with the Company       Principal Occupation                        Officer Since
-------------------------  ------------------------------------------  -------------

Mary K. Beerling           Vice President and General Counsel,                  1994
Age 56                     Wallace R. Weitz & Company since 1994;
Vice President, Secretary  Vice President and Secretary, Weitz
                           Securities, Inc. since 1994; Vice
                           President and Secretary, Weitz Partners,
                           Inc. since 1994; Partner, Kutak Rock,
                           attorneys (1989-1994)
Linda L. Lawson            Vice President, Wallace R. Weitz & Company           1992
Age 43                     since 1992; Vice President, Weitz
Vice President             Partners, Inc. since 1993; Manager
                           Marketing Financial Management, Mutual of
                           Omaha, Omaha, Nebraska (1988-1992)
Richard F. Lawson          Vice President, Wallace R. Weitz & Company           1992
Age 39                     since December 1992; Analyst, Wallace R.
Vice President             Weitz & Company (1991-1992); Vice
                           President, Weitz Partners, Inc. since
                           1993; Associate, Temple, Barker & Sloane,
                           Inc., Lexington, Massachusetts (1984-1989)

Linda L. Lawson and Richard F. Lawson are siblings.

                             THE INVESTMENT ADVISER

    Wallace R. Weitz & Company, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 serves as investment adviser to the Company. The Adviser, formed in 1983, is wholly owned by Wallace R. Weitz. Mr. Weitz, who is President, Treasurer and a director of the Company is also President and a director of the Adviser. Wallace
R. Weitz & Company also serves as the Company's Administrator pursuant to an Administration Agreement with the Company.

                                THE DISTRIBUTOR

    Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008, serves as the Company's Distributor pursuant to an Distribution Agreement with the Company. In its capacity as Distributor, Weitz Securities, Inc. is available to receive purchase orders and redemption requests relating to shares of the Company. Weitz Securities, Inc. is wholly owned by Wallace R. Weitz. Wallace R. Weitz, President, Treasurer and Director of the Company is also the President and a Director of Weitz Securities, Inc.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth certain information as of April 14, 1997, for the Company with respect to each person or group known by the Company to be the beneficial or record owner of more than 5% of the Company's outstanding voting securities.

                     Amount of Record or
 Name and Address        Beneficial        Percent of Company
     of Owner             Ownership               Owned
-------------------  -------------------  ---------------------


                                 OTHER MATTERS

Submission of Shareholder Proposals

    The Company does not generally hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company should send their written proposals to the Secretary of the Company.

Other Matters To Come Before The Meeting

    The Board of Directors does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their own judgment.

Proxy Solicitation Costs

    The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Company may pay persons holding shares in their names or those of their nominees for their expenses in sending soliciting material to the principals.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Mary K. Beerling, Secretary
May 2, 1997

                                     PROXY

                              WEITZ PARTNERS, INC.
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                     THE SHAREHOLDER MEETING, JUNE 2, 1997

The undersigned hereby appoints Wallace R. Weitz and Mary K. Beerling, or either of them, with full power of substitution, to represent the undersigned and to vote all shares of the common stock of the Company held of record by the undersigned on April 14, 1997, and which the undersigned is entitled to vote at the Special Meeting of Shareholders of Weitz Partners, Inc. (the "Company") to be held at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on June 2, 1997 at 4:30 P.M., and at any adjournment thereof, and instructs them to vote in the manner described in the Proxy Statement for the Shareholder Meeting (the "Proxy Statement") on the matters referred to in the Proxy Statement, receipt of which is hereby acknowledged.

PROPOSAL 1.  ELECTION OF DIRECTORS
             IF NO DIRECTION IS GIVEN, THE UNDERSIGNED SHAREHOLDER'S VOTES WILL BE CAST EQUALLY AMONG THE SIX NOMINEES FOR DIRECTOR. OTHERWISE, THE UNDERSIGNED SHAREHOLDER'S VOTES WILL BE CAST AS INDICATED BELOW.
             / /  Equally for all nominees    / /  Withhold authority to vote
             listed below, except those            for all nominees
                deleted by striking through
                  a nominee's name

             Wallace R. Weitz       John W. Hancock        Richard D. Holland
             Thomas R. Pansing      Delmer L. Toebben      Lorraine Chang
             / / Allocate votes (six votes per share owned) among the nominees as indicated (write the nominee's name or nominees' names, as applicable, on the spaces provided below and state the number of votes for that nominee or nominees)
             ---------------------  ---------------------  ---------------------
             ---------------------  ---------------------  ---------------------
PROPOSAL 2.  RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS
             INDEPENDENT AUDITORS FOR THE COMPANY.
                          / /  For      / /  Against       / /  Abstain
PROPOSAL 3.  AMENDMENT OF SECTION 3.04 OF THE COMPANY'S BYLAWS
                          / /  For      / /  Against       / /  Abstain

PROPOSAL 4.
             AMEND THE FUNDAMENTAL INVESTMENT
             RESTRICTIONS OF PARTNERS VALUE FUND TO
             ELIMINATE THE RESTRICTION ON THE USE OF
             CERTAIN INVESTMENT TECHNIQUES SUCH AS SHORT
             SALES AND PUTS AND CALLS.
                          / /  For      / /  Against       / /  Abstain

PROPOSAL 5.
             AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF PARTNERS VALUE FUND TO ELIMINATE THE RESTRICTION RELATING TO INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES.
                          / /  For      / /  Against       / /  Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5. ALL OTHER MATTERS SHALL BE VOTED BY THE PROXIES AS THEY SHALL IN THEIR SOLE DISCRETION DETERMINE TO BE IN THE BEST INTEREST OF THE COMPANY.

The undersigned acknowledges receipt with this Proxy of the Notice of Special Meeting of Shareholders and Proxy Statement dated May 2, 1997.
                                             Dated________________________, 1997
                                             x _________________________________
                                             x _________________________________
                                               Signature(s) of Shareholder(s)

                                             PLEASE SIGN THIS PROXY AS YOUR NAME
                                             APPEARS HEREON. WHEN SIGNING AS
                                             ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                             TRUSTEE, GUARDIAN OR CUSTODIAN,
                                             PLEASE INDICATE THE CAPACITY.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

   I PLAN TO ATTEND THE SPECIAL MEETING IN OMAHA ON JUNE 2, 1997 AT 4:30 P.M.
                              / /  YES       / /  NO